Exhibit 21.1

Subsidiaries of Strategic Hotels & Resorts Inc.

Name of Subsidiary	Jurisdiction of Formation/ Incorporation
Aventine Hotel, LLC	Delaware

Banian Finance S.a.r.l.	Luxembourg

Bohus Verwaltung, BV	Netherlands

BRE/Grosvenor Shareholder S.a.r.l.	Luxembourg

CIMS Limited Partnership	Illinois

CTU Holdings S.a.r.l.	Luxembourg

DTRS Burbank, LLC	Delaware

DTRS Columbus Drive, L.L.C.	Delaware

DTRS Columbus Drive II, LLC	Delaware

DTRS Half Moon Bay, LLC	Delaware

DTRS Intercontinental Chicago, LLC	Delaware

DTRS Intercontinental Miami, LLC	Delaware

DTRS Laguna, LLC	Delaware

DTRS LaJolla, LLC	Delaware

DTRS Lake Buena Vista, LLC	Delaware

DTRS Lincolnshire, LLC	Delaware

DTRS Michigan Avenue/Chopin Plaza L.P.	Delaware

DTRS Michigan Avenue/Chopin Plaza Sub, LLC	Delaware

DTRS Michigan Avenue/Chopin Plaza, LLC	Delaware

DTRS New Orleans, LLC	Delaware

DTRS North Beach Del Coronado, LLC	Delaware

DTRS Phoenix, LLC	Delaware

DTRS Rancho Las Palmas, LLC	Delaware

DTRS Santa Monica, LLC	Delaware

DTRS Schaumburg, LLC	Delaware

DTRS Scottsdale, LLC	Delaware

DTRS St. Francis, LLC	Delaware

DTRS Washington, LLC	Delaware

GAMMA Finance S.a.r.l.	Luxembourg

Grosvenor Square Hotel S.a.r.l.	Luxembourg

HdC DC Corporation	Delaware

HdC Mezz 5 GP, LLC	Delaware

HdC Mezz 5 Partners, LP	Delaware

HdC Mezz 4 GP, LLC	Delaware

HdC Mezz 4 Partners, LP	Delaware

HdC Mezz 3 GP, LLC	Delaware

HdC Mezz 3 Partners, LP	Delaware

HdC Mezz 2 GP, LLC	Delaware

Name of Subsidiary	Jurisdiction of Formation/ Incorporation
HdC Mezz 2 Partners, LP	Delaware

HdC Mezz 1 GP, LLC	Delaware

HdC Mezz 1 Partners, LP	Delaware

HdC North Beach Development, LLLP	Delaware

HdC Revolver GP, LLC	Delaware

HdC Revolver Partners, LP	Delaware

Helcont. spol. s.r.o.	Czech Republic

Hotel del Coronado, LP	Delaware

Hotel del Partners GP, LLC	Delaware

Hotel del Partners, LP	Delaware

Hotel del Tenant Corp.	Delaware

Hotel Paris Champs Elysees SNC	France

Inmobiliaria Nacional Mexicana, S. de R.L. de C.V.	Mexico

Intercontinental Florida Limited Partnership	Delaware

ITM Praha	Czech Republic

Lomar Hotel Company Limited	United Kingdom

Lomar Holding UK, Ltd.	United Kingdom

New Aventine, LLC	Delaware

New Burbank, LLC	Delaware

New Rancho, LLC	Delaware

New Santa Monica Beach Hotel, LLC	Delaware

Pingleton Holding S.a.r.l.	Luxembourg

Prague TRS a.s.	Czech Republic

Proparmex, S. de R.L. de C.V.	Mexico

Punta Mita Resort, S. de R.L. de C.V.	Mexico

Punta Mita TRS, S. de R. L. de C.V.	Mexico

Resort Club Punta Mita S. de R.L. C.V.	Mexico

Santa Barbara Punta Mita Desarrollos, S. de R.L. de C.V.	Mexico

Santa Barbara US, LP	Delaware

SB Hotel, S. de R.L. de C.V.	Mexico

SBA Villas, LLC	Mexico

SB Villas S. de R.L. de C.V.	Mexico

SHC (Champs Elysees) S.a.r.l.	Luxembourg

SHC Asset Management, LLC	Delaware

SHC Aventine II, LLC	Delaware

SHC Aventine, LLC	Delaware

SHC Burbank II, LLC	Delaware

SHC Burbank, LLC	Delaware

SHC Champs Elysees SAS	France

Name of Subsidiary	Jurisdiction of Formation/ Incorporation
SHC Chopin Plaza Holdings, LLC	Delaware

SHC Chopin Plaza Mezzanine I, LLC	Delaware

SHC Chopin Plaza Mezzanine II, LLC	Delaware

SHC Chopin Plaza, LLC	Delaware

SHC Columbus Drive, L.L.C.	Delaware

SHC del Coronado, LLC	Delaware

SHC del LP, LLC	Delaware

SHC del GP, LLC	Delaware

SHC DTRS, Inc.	Delaware

SHC Europe, LLC	Delaware

SHC Finance (Champs Elysees), LLC	Delaware

SHC Half Moon Bay Mezzanine, LLC	Delaware

SHC Half Moon Bay, LLC	Delaware

SHC Hamburg (Netherlands) B.V.	Netherlands

SHC Hamburg S.a.r.l.	Luxembourg

SHC Holdings, LLC	Delaware

SHC KSL Partners, LP	Delaware

SHC Lake Buena Vista II, LLC	Delaware

SHC Laguna, LLC	Delaware

SHC Laguna Niguel I, LLC	Delaware

SHC Lincolnshire, LLC	Delaware

SHC Management Prague, s.r.o	Czech Republic

SHC Mexico Holdings, LLC	Delaware

SHC Mexico Lender, LLC	Delaware

SHC Michigan Avenue Holdings, LLC	Delaware

SHC Michigan Avenue Mezzanine I, LLC	Delaware

SHC Michigan Avenue Mezzanine II, LLC	Delaware

SHC Michigan Avenue, LLC	Delaware

SHC New Orleans, LLC	Delaware

SHC Phoenix III, LLC	Delaware

SHC Prague (Gibraltar) Limited	Gibraltar

SHC Prague Repository B.V.	Netherlands

SHC Prague TRS, a.s.	Czech Republic

SHC Property Acquisition, LLC	Delaware

SHC Property Prague, s.r.o.	Czech Republic

SHC Rancho III, LLC	Delaware

SHC Residence Club II, LLC	Delaware

SHC Residence Club S. de R.L. de C.V.	Mexico

SHC Residence Club, LLC	Delaware

Name of Subsidiary	Jurisdiction of Formation/ Incorporation

SHC Santa Fe S. de R.L. de C.V.	Mexico

SHC Santa Monica Beach Hotel III, LLC	Delaware

SHC Santa Monica Land, LLC	Delaware

SHC Schaumburg II, LLC	Delaware

SHC Solana Mexico S. de R.L. de C.V.	Mexico

SHC St. Francis, LLC	Delaware

SHC Washington, LLC	Delaware

SHCI Santa Monica Beach Hotel, LLC	Delaware

SHR Grosvenor Square, LLC	Delaware

SHR Grosvenor Square S.a.r.l.	Luxembourg

SHR New Orleans New Parcel LLC	Delaware

SHR Prague Praha, B.V.	Netherlands

SHR Prague Praha, L.L.C.	Delaware

SHR Scottsdale, LLC	Delaware

SHR Scottsdale X, LLC	Delaware

SHR Scottsdale Y, LLC	Delaware

SHR Scottsdale Z, LLC	Delaware

SHR Scottsdale Mezz X-1, LLC	Delaware

SHR Scottsdale Mezz Y-1, LLC	Delaware

SHR Scottsdale Mezz X-2, LLC	Delaware

SHR Scottsdale Mezz Y-2, LLC	Delaware

SHR Scottsdale Mezz Z-2, LLC	Delaware

SHR Scottsdale Operating Lessee I, LLC	Delaware

SHR Scottsdale Operating Lessee II, LLC	Delaware

SHR St. Francis, LLC	Delaware

Strategic Holding SNC	France

Strategic Hotel Capital Europe Investment Limited	United Kingdom

Strategic Hotel Capital France SNC	France

Strategic Hotel Capital Prague, a.s.	Czech Republic

Strategic Hotel Capital Spain, S.L.	Spain

Strategic Hotel Funding, LLC	Delaware

Strategic Hotels & Resorts, Inc.	Maryland

Strategic Paris S.a.r.l.	Luxembourg

Stredisko Praktickeho Vyucovani hotelu Inter.Continental s.r.o.	Czech Republic